VOYA VARIABLE INSURANCE TRUST

VY® BrandywineGLOBAL – Bond Portfolio

(the "Portfolio")

Supplement dated September 30, 2020

to the Portfolio's Prospectus (the "Prospectus"), Summary Prospectus and to the Portfolio's Statement of Additional Information (the "SAI") each dated May 1, 2020

Effective December 31, 2020, Stephen S. Smith will step down from the portfolio management team of Brandywine Global Investment Management, LLC ("Brandywine Global") and will no longer serve as a portfolio manager of the Portfolio. Mr. Smith will transition to an advisory role at Brandywine Global. The Portfolio's Prospectus and SAI are hereby revised as follows:

1.Effective December 31, 2020, all references to Stephen S. Smith as a portfolio manager of the Portfolio will hereby be deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE